Exhibit 10.1

AMENDMENT NO. 2 TO THE LOAN AGREEMENT

AMENDMENT NO. 2 TO THE LOAN AGREEMENT (this “Amendment”) made effective as of December 18, 2013 by and between EMPIRE RESORTS, INC., a Delaware corporation (hereinafter “Borrower”) and KIEN HUAT REALTY III LIMITED (hereinafter “Lender”).

WITNESSETH:

WHEREAS, Borrower and Lender entered into a Loan Agreement, dated as of November 17, 2010, and amended by that certain Amendment No. 1 to the Loan Agreement, dated August 8, 2012 (as amended, the “Loan Agreement”);

WHEREAS, Borrower and Lender have agreed to extend the term of the loan (the “Loan”) made pursuant to the Loan Agreement in accordance with the terms of this Amendment (the “Extension”).

NOW, THEREFORE, the parties hereto agree to amend the Loan Agreement as follows, effective as of the date hereof:

1. Section 2.02(c)(iv) shall be amended by deleting the words “December 31, 2014” and inserting the words “March 15, 2015” in place thereof.

2. In consideration of the Extension, Borrower agrees to pay to Lender a one-time fee equal to $25,000. In addition, Borrower agrees to pay the out-of-pocket legal fees and expenses incurred by Lender in connection with this Amendment in an amount not to exceed $20,000.

The parties hereby agree that except as specifically provided in and modified by this Amendment, the Loan Agreement is in all other respects hereby ratified and confirmed and references to the Loan Agreement shall be deemed to refer to the Loan Agreement as modified by this Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.

EMPIRE RESORTS, INC.

By:	Joseph A. D’Amato
Name: Joseph A. D’Amato
Title: Chief Executive Officer

KIEN HUAT REALTY III LIMITED

By:	/s/ Gerard Lim Ewe Keng
Name: Gerard Lim Ewe Keng
Title: Director